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                                                                   Exhibit 10.48


                                    GUARANTEE


                                DC SYSTEMS, INC.

         THIS GUARANTEE, dated as of September 1, 1999, made by DC Systems Inc., a Texas corporation (the "Guarantor"), in favor of Fleet Bank, N.A., a national banking association organized under the laws of the United States, having its principal office at 1185 Avenue of the Americas, New York, New York 10036, as Lender (the "Lender"), party to the Credit Agreement referred to below.

         Caminus LLC, a Delaware limited liability company (the "Company") and the Lender are parties to a Credit Agreement dated as of June 23, 1999 (such Credit Agreement, as the same may be amended or supplemented from time to time is referred to herein as the "Credit Agreement") providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lender to the Company in an aggregate principal amount not exceeding $5,000,000 (the "Loans"). The Loans made or to be made by the Lender to the Company shall be evidenced by certain promissory notes (as exchanged, replaced, amended, supplemented or modified from time to time, the "Notes") in substantially the form of Exhibits A-1 and A-2 attached to the Credit Agreement.

         To induce the Lender to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company agreed to cause its existing and future subsidiaries to execute and deliver this Guarantee. The Guarantor became a subsidiary of the Company as a result of the consummation of the transactions contemplated by the Purchase Agreement, dated July 31, 1999, among the Guarantor, the Company, Caminus/DC Acquisition Corp., a Delaware corporation, and the Shareholders party thereto.

         SECTION 1. Definitions. Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All terms used in this Guarantee which are defined in the Credit Agreement and not otherwise defined in this Guarantee shall have the same meaning in this Guarantee as set forth in the Credit Agreement.

         SECTION 2. Guarantee. The Guarantor hereby irrevocably, absolutely and unconditionally, guarantees to the Lender and its successors and assigns the prompt and complete payment by the Company, as and when due and payable (whether at stated maturity or by required prepayment, acceleration, demand or otherwise), of all indebtedness, obligations and liabilities of the Company to the Lender now existing or hereafter incurred, whether or not under or arising out of or in connection with the Notes, the Credit Agreement, the other Loan Documents, whether for principal, interest, fees, expenses or otherwise (all such indebtedness, obligations and liabilities being herein called the "Obligations"); and agrees to pay any and all expenses (including reasonable actual attorneys' fees and expenses) which may be paid or incurred by the Lender in collecting any or all of the Obligations and/or enforcing any rights under this Guarantee.
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         SECTION 3. Guarantor's Obligations Unconditional.

         (a) The Guarantor hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Documents to which the Company is a party and any other agreements and instruments relating to the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The obligations and liabilities of the Guarantor under this Guarantee shall be absolute and unconditional irrespective of (x) any lack of value, validity, genuineness, regularity or enforceability of any of the Obligations, any of the Loan Documents, or any agreement or instrument relating thereto, (y) any substitution, exchange, release, amendment, or waiver of or consent to any departure from the terms, of any of the Obligations, Loan Documents or any guarantee of or security for all or any of the Obligations, and
(z) to the fullest extent permitted by applicable law, irrespective of any other circumstance which might otherwise constitute a legal or equitable defense available to, or a discharge of, the Guarantor in respect of the Obligations or the Guarantor in respect of this Guarantee. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter, impair or release the liability of the Guarantor hereunder which shall remain absolute and unconditional as described above:

         (i) at any time or from time to time, without notice to the Guarantor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

         (ii) any of the acts mentioned in any of the provisions of the Credit Agreement or the Notes or any other Loan Document shall be done, omitted or waived;

         (iii) the maturity of any of the Obligations shall be accelerated;

         (iv) any of the Obligations shall be modified, supplemented or amended in any respect, or any right or obligation under the Credit Agreement, the Notes, any other Loan Document, any guarantee of any of the Obligations or any security therefor shall be waived, released or exchanged in whole or in part or otherwise dealt with; or

         (v) any lien or security interest granted to, or in favor of, the Lender as security for any of the Obligations shall be amended or waived or shall fail to be perfected.

         (b) This Guarantee is a continuing guarantee and shall remain in full force and effect until (i) the payment in full of the Obligations, (ii) the Lender shall have no commitment to make any Loan to the Company under the Credit Agreement, and (iii) the payment of all expenses to be paid by the Guarantor pursuant hereto.

         (c) The obligations and liabilities of the Guarantor under this Guarantee are not conditioned or contingent upon the enforcement by the Lender or any other Person at any time (i) of any right or remedy against the Company, any other party to any Loan Documents, other agreements or instruments or any person or entity which may be liable for payment of all or any part of the Obligations; or (ii) against any collateral security for or guarantee of payment of the obligations or right of set-off with respect thereto.
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         (d) The Guarantor hereby consents that, without the necessity of any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of the Obligations made by the Lender may be rescinded by the Lender and any of the Obligations may be continued after such rescission.

         (e) If claim is ever made upon the Lender for repayment or recovery of any amount or amounts received by the Lender in payment or on account of any of the Obligations, and the Lender repays all or part of said amount by reason of
(i) any judgment, decree or order of any Governmental Authority having jurisdiction over the Company or the Guarantor or any of their respective properties, including without limitation any such judgment, decree or order pursuant to the Federal Bankruptcy Code or similar insolvency laws, or (ii) any settlement or compromise of any such claim, then and in such event the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor and, notwithstanding any termination hereof or the cancellation of any Obligations, this Guarantee shall be reinstated and the Guarantor shall be and remain liable to the Lender hereunder for the amounts so repaid or recovered to the same extent as if such amount had never originally been received by the Lender. The Guarantor agrees that it will indemnify the Lender on demand for all costs and expenses (including reasonable actual attorneys fees and expenses) incurred by the Lender in connection with such claim, including any such costs and expenses incurred in defending against any claim alleging that payments in account of the Obligations constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law affecting creditor's rights generally.

         (f) This Guarantee shall be enforceable as to all of the Obligations and expenses of collection thereof and hereof, despite the Company's discharge in bankruptcy or adjustment of debts, liabilities and obligations in insolvency proceedings or pursuant to any other compromise with creditors. If an event permitting the acceleration of the maturity of the principal amount of the Obligations shall at any time have occurred and be continuing, and if such acceleration (or any consequences thereof) provided for in the Loan Documents shall at such time be prevented by reason of the pendency against the Company of a case or proceeding under the Federal Bankruptcy Code or other insolvency law, the Guarantor agrees that, for purposes of this Guarantee and the Guarantor's obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated, with all attendant consequences as provided in the Loan Documents, as if such acceleration and consequences had been accomplished in accordance with the terms of the Loan Documents, and Guarantor shall forthwith pay any amounts guaranteed hereunder upon such acceleration, without further notice or demand.

         SECTION 4. Waivers. The Guarantor hereby waives: (i) presentment, notice of dishonor and demand for payment of any promissory note (ii) promptness and diligence by the Lender or any other person or entity in the enforcement of rights under the Credit Agreement, the other Loan Documents or the Obligations;
(iii) notice of or proof of reliance by the Lender upon this Guarantee or acceptance of this Guarantee; (iv) notice of the renewal of any Obligations by the Company or the renewal, extension or accrual of the Obligations; (v) except as required thereunder, notice of the actions taken by the Lender or the Company or any other party under any Loan Document, or any other agreement or instrument relating thereto; (vi) all other rules of suretyship law, notices, presentment of any instrument, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the
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obligations of the Guarantor hereunder, which, but for the provisions of this
Section 4, might constitute grounds for relieving the Guarantor of its obligations hereunder; and (vii) any requirement that the Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Guarantor, any other person or entity or any collateral.

         SECTION 5. Subrogation. The Guarantor does hereby irrevocably waive any and all rights which it may acquire against the Company by way of subrogation, indemnity, reimbursement, right of contribution or otherwise in connection with this Guarantee, whether acquired by any payment made hereunder, by any set-off or application of funds of the Guarantor or the Lender, by operation of law (including, without limitation, any such right arising under any bankruptcy or insolvency statutes), in equity or otherwise, until (i) the payment in full of the Obligations and the termination of all commitments of the Lender to make Loans to the Company under the Credit Agreement, and (ii) the payment of all expenses to be paid by the Guarantor pursuant hereto. If any amount shall be paid to the Guarantor on account of such subrogation or other rights at any time when all of the Obligations and all such other expenses shall not have been paid in full and such commitments shall not have been terminated, such amount shall be held in trust for the benefit of the Lender shall be segregated from the other funds of the Guarantor and shall forthwith be paid over to the Lender to be credited and applied in whole or in part against the Obligations, whether matured or unmatured, and against all such other expenses.

         SECTION 6. Representations and Warranties. The Guarantor hereby represents and warrants to the Lender as follows:

                  (a) The Guarantor is a corporation duly organized, validly existing, and in good standing under the laws of Texas; has the power and authority to own its assets and to transact the business in which it is now, or in which it proposes to be, engaged; and is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is required.

                  (b) The execution, delivery and performance by the Guarantor of this Guarantee has been duly authorized by all necessary actions on the part of the members of the Guarantor and does not and will not (i) require any consent or approval of any other Person that has not been obtained; (ii) contravene the Guarantor's organizational documents; (iii) violate any provisions of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect applicable to the Guarantor;
(iv) result in a breach of, constitute a default under or otherwise contravene any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Guarantor is a party or by which the Guarantor or its properties may be bound or affected; (v) result in, or require, the creation or imposition of any Lien upon or with respect to any of the Guarantor's properties now owned or hereafter acquired; or (vi) cause the Guarantor to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.
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                  (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required for the due execution, delivery and performance by the Guarantor of this Guarantee.

                  (d) This Guarantee is a legal, valid and binding obligation of the Guarantor, enforceable against such Guarantor in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance and other similar laws affecting creditors' rights generally and the application of general principles of equity.

                  (e) There is no action, suit or proceeding pending or, to the knowledge of the Guarantor, threatened against or otherwise affecting the Guarantor before any court or other Governmental Authority or any arbitrator which may, in any one case or in the aggregate, adversely affect the ability of the Guarantor to perform its obligations under this Guarantee.

         SECTION 7. Full Recourse. The obligations of the Guarantor set forth herein constitute the full recourse obligations of the Guarantor enforceable against the Guarantor to the full extent of all the assets and properties of the Guarantor, notwithstanding any provision in any other agreement limiting the liability of the Guarantor or any other person, or any agreement by any holder of any of the Obligations to look for payment with respect thereto solely to certain property securing such Obligations.

         SECTION 8. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Lender may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor), set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of the Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guarantee, irrespective of whether or not the Lender shall have made any demand under this Guarantee and although such obligations may be contingent or unmatured. The Lender agrees promptly to notify the Guarantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section 8 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

         SECTION 9. Limitation on Guarantee Obligations. In any action or proceeding involving any corporate law, or any bankruptcy, insolvency, reorganization or other similar laws affecting the rights of creditors generally, if the obligations of the Guarantor under Section 2 hereof would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors on account of the amount of its liability under said Section 2, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by the Guarantor, the Lender or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable, and not subordinated to the claims of other creditors, as determined in such action or proceeding.

         SECTION 10. Notices. All notices and demands to or upon the respective parties hereto to be effective shall be in writing and, unless otherwise expressly provided herein, shall be
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deemed to have been duly given or made when delivered by hand, or five (5) days after deposited in the mail, air postage prepaid, or in the case of notice by telecopier (fax), when sent, or in the case of overnight courier service, one Business Day after delivery to a nationally recognized overnight courier service, addressed as follows or to such other address as may be hereafter notified by the respective parties to this Guarantee:

         If to the Guarantor:

         DC Systems, Inc.
         5001 Spring Valley Road
         Suite 390-West
         Dallas, Texas 75244
         Tel. No.:  (212) 888-3600
         Fax No.: (212) 888-0691
         Attention: Mark Herman


         If to the Lender:

         Fleet Bank, N.A.
         1185 Avenue of the Americas
         New York, New York  10036
         Tel. No.:  (212) 819-5767
         Fax No.:  (212) 819-4114
         Attention:   Ms. Susan Failla

         SECTION 11. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE, AND THE GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR FEDERAL COURT. THE GUARANTOR WAIVES ANY OBJECTION TO ANY ACTION OR PROCEEDING IN ANY STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY ON THE BASIS OF FORUM NON CONVENIENS. THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY PROCESS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING AND AGREES THAT THE SERVICE THEREOF MAY BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO THE GUARANTOR AT THE ADDRESS SET FORTH IN SECTION 10 HEREOF. THE GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE GUARANTOR FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE LENDER SHALL BE BROUGHT ONLY IN ANY STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY. THE GUARANTOR FURTHER AGREES THAT, AT THE DISCRETION
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OF THE LENDER, THE LENDER MAY SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED
BY LAW AND MAY BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION. EACH OF THE GUARANTOR AND THE LENDER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE.

         SECTION 12. Successors and Assigns. The covenants, representations, warranties and agreements herein set forth shall be binding upon the Guarantor, its legal representatives, successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns. The successor of the Lender hereunder shall forthwith become vested with and shall forthwith become vested with and shall be entitled to exercise all the powers and rights given by this Guarantee to the Lender, as if said successor were originally named as party herein.

         SECTION 13. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CHOICE OF LAW RULES WHICH WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

         SECTION 14. Amendments. None of the terms or provisions of this Guarantee may be waived, altered, modified, or amended except by an agreement in writing signed by the Lender and the Guarantor.

         SECTION 15. No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power, or remedy under this Guarantee shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder and under any of the other Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies provided herein and in the other Loan Documents are cumulative and not exclusive of any remedies provided by law.

         SECTION 16. Severability. If any provision hereof shall be held to be invalid, illegal or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction, and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 17. Miscellaneous.

                  (a) The Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Lender at its address specified in Section 10 of this Guarantee.

                  (b) This Guarantee is one of the Subsidiary Guarantees as defined and referred to in the Credit Agreement.
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                  (c) This Guarantee may be executed in any number of
counterparts, all of which, when taken together shall constitute one and the same instrument, and any party hereto may execute this Guarantee by signing any such counterpart.

                  IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed by its duly authorized officer, as of the day and year first above written.


                                      DC Systems Inc.



                                      By:/s/ Mark A. Herman
                                         ____________________________________

                                      Name: Mark A. Herman
                                      Its:

Accepted as of this ____
day of September, 1999:


FLEET BANK, N.A.

By: /s/ Susan Failla
   ________________________________

Name: Susan Failla
Its: Vice President